SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 Date of Report
              (Date of earliest event reported): December 14, 2000

                                  Piranha, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-20190                     36-3859518
     (State or other jurisdiction      (Commission                 (IRS Employer
        of incorporation)               File Number)         Identification No.)


           2425 N. Central Expressway, Suite 480, Richardson TX 75080
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 972-739-0373

                    Information to be included in the report
Item 5. Other Events.

         On December 14, 2000, the Company voluntarily withdrew its application for listing with NASDAQ.

                                                              Signatures

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   Piranha, Inc.
                                                                    (Registrant)

Date: December 22, 2000                                      /s/Edward W. Sample
                                                           Edward W. Sample, CEO

                                                           /s/ Richard S. Berger
                                                          Richard S. Berger, CFO